UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2010
THE GORMAN-RUPP COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-6747	34-0253990

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Airport Road, Mansfield, Ohio	44903

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 755-1011
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 28, 2010, The Gorman-Rupp Company issued a news release announcing its financial results for the third quarter ended September 30, 2010. This news release is included as Exhibit 99 and is being furnished, not filed, with the Current Report on Form 8-K.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit
(99)	News Release dated October 28, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY
By:	/s/ David P. Emmens
David P. Emmens
Corporate Counsel and Secretary
November 1, 2010

EXHIBIT INDEX

Exhibit		Page
(99)	News Release dated October 28, 2010	5

4